                                                                   EXHIBIT 10.41

                             AMENDATORY AGREEMENT

     This Amendment is entered into this 1st day of March, 2000, between Southern Natural Gas Company ("Company") and Chattanooga Gas Company ("Shipper").

                                  WITNESSETH

     WHEREAS, Company and Shipper are parties to Firm Transportation Service Agreement(s) (collectively referred to as "Contract FSNG130") for the following Transportation Demands and effective dates under the indicated Rate Schedule(s) of Company's FERC Gas Tariff, Seventh Revised Volume No. 1:

--------------------------------------------------------------------------
 Original   Package    Rate     Transportation    Effective      Primary
 Contract   Number   Schedule     Demand            Date          Term
 Number                          (Mcf/day)
--------------------------------------------------------------------------
 904470       1         FT         3,300/1/       11/1/1994     4/30/2007
--------------------------------------------------------------------------
 904470       2         FT         4,649          11/1/1994     3/31/2008
--------------------------------------------------------------------------
 904471       3       FT-NN       14,051          11/1/1994     8/31/2003
--------------------------------------------------------------------------
 905660       4         FT         5,000          11/1/1996    10/31/2006
--------------------------------------------------------------------------

     WHEREAS, Company and Shipper are also parties to a Firm Contract Storage Service Agreement (referred to as "Contract SSNG69") for the following Maximum Storage Quantity ("MSQ") and Maximum Daily Withdrawal Quantity ("MDWQ") for the effective dates shown under Rate Schedule CSS of Company's FERC Gas Tariff, Seventh Revised Volume No. 1:

--------------------------------------------------------------------------
 Original   Package     MSQ       MDWQ      Effective    Primary
 Contract   Number   (Mcf/day)  (Mcf/day)     Date        Term
 Number
--------------------------------------------------------------------------
S20130        1       695,871    14,051     11/1/1994   8/31/2003
--------------------------------------------------------------------------

     WHEREAS, Shipper has chosen to support Company's rate case settlement filed with the Federal Energy Regulatory Commission ("FERC") on March 10, 2000, in Docket Nos. RP99-496-000 and RP99-496-001 ("Settlement") in order to receive the benefit of the lower settlement rates effective March 1, 2000, and the

______________________
/1/ This Transportation Demand is not subject to pregranted abandonment pursuant to 18 C.F.R. (S) 284.221(d)(3).

other benefits set forth in the settlement, in exchange for contract extensions of the above-referenced firm contract(s) for the period(s) specified herein;

     NOW, THEREFORE, in consideration of the premises and the mutual benefits and covenants contained herein, the parties agree as follows:

1. The primary term(s) set forth in Section 4.1 of each firm Service Agreement below is hereby amended to extend the primary term(s) as follows:

--------------------------------------------------------------------------------
  Original     Package      Rate      Transportation    Effective     Extended
  Contract     Number     Schedule    Demand or MSQ       Date         Primary
   Number                               (Mcf/day)                       Term
--------------------------------------------------------------------------------
   904471        3         FT-NN          14,051        11/1/1994     8/31/2006
--------------------------------------------------------------------------------
   S20130        1          CSS          695,871        11/1/1994     8/31/2006
--------------------------------------------------------------------------------


     Each primary term shall continue and remain in force and effect for successive terms of one year each after the end of each extended primary term for the specified Transportation Demand, unless and until cancelled with respect to the associated Transportation Demand by either party giving 365 days written notice to the other party prior to the end of the extended primary term or 270 days written notice prior to the end of any yearly extension thereafter.

2.   Company and Shipper agree that Shipper's firm contract(s) 904471 (Package
     3) and S20130 (Package 1) as set forth in Section 1 above shall be subject to a right of first refusal by Shipper at the expiration of the extended primary term set forth above for such contract(s). Notwithstanding anything in Company's FERC Gas Tariff or FERC Order No. 637 to the contrary, Shipper's matching bid under the right of first refusal provisions of Company's FERC Gas Tariff shall not have to exceed (a) a maximum term of five years, and (b) up to 100% of the maximum lawful rolled-in rate under the rate schedule that applied to the service as of the expiration of the extended primary term of such contract, for Shipper to retain its capacity. This contractual right of first refusal shall apply to the firm contracts of any replacement shipper that receives a permanent assignment, in whole or in part, of Shipper's firm contract(s) set forth above.

     The above-described right of first refusal also shall apply to the following firm Transportation Demand(s) that Shipper did not have to extend pursuant to the Settlement but which are for a term of one year or longer:

--------------------------------------------------------------------------------
 Original     Package      Rate       Transportation     Effective    Primary
 Contract     Number     Schedule     Demand or MSQ         Date       Term
  Number                                (Mcf/day)
--------------------------------------------------------------------------------
  904470        2           FT            4,649          11/1/1994    3/31/2008
--------------------------------------------------------------------------------
  905660        4           FT            5,000          11/1/1994   10/31/2006
--------------------------------------------------------------------------------

3. This Amendment is subject to the conditions subsequent that: (a) the Settlement receives final FERC approval in accordance with Article XVI of the Settlement; (b) the Settlement is not otherwise terminated as provided in Article XVI of the Settlement; and (c) Shipper does not elect to become a contesting party pursuant to Article XV, paragraph 6, of the Settlement. If any of these conditions occur, either party may terminate this Amendment on ten (10) days written notice to the other party, and upon such notice, this Amendment shall become null and void ab initio, of no further force and effect, and the contract provisions set forth in the contract, absent this amendment, shall remain in force and effect.

4. In the event the rate moratorium under the Settlement is terminated in accordance with the terms of Article IV of the Settlement, Shipper shall have the right to reduce its Transportation Demand ("TD") under its firm transportation contracts during the extension period of any such contract and/or reduce the extension period, by giving no less than 90 days written notice to Company, to be given no later than one year after the effective date of Company's general rate change made pursuant to Article IV, paragraph 2, of the Settlement. Any reductions in TDs shall be pro rata based on TDs, among Shipper's full rate, discounted, and seasonal TDs, if any, and any reduction in the term of the extended contracts shall apply to all such contracts.

5. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

6. This Amendment shall be binding on the parties' respective successors and assigns.

     WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.


ATTEST:                                SOUTHERN NATURAL GAS COMPANY

By:_______________________________     By:_____________________________________
Title:____________________________     Title:__________________________________


ATTEST:                                CHATTANOOGA GAS COMPANY

By:________________________________    By:_____________________________________
Title:_____________________________    Title:__________________________________